EXHIBIT 10.3
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                               SECURITY AGREEMENT
                               ------------------

                  THIS SECURITY AGREEMENT is made effective the 1st day of March, 2001, between YORKTOWN MANAGEMENT AND FINANCIAL SERVICES, L.L.C., an Oklahoma limited liability company, having a mailing address of 2100 South Utica, Suite 310, Tulsa, Oklahoma 74114 (the "Secured Party"), and PLASTIC PALLET PRODUCTION, INC., a Texas corporation, having a mailing address of 1607 West Commerce, Dallas, Texas 75208 (the "Debtor").

                              W I T N E S S E T H:

                  1. SECURITY INTEREST. For value received, the receipt of which is hereby acknowledged, the Debtor hereby grants to the Secured Party a security interest in and to the personal property of the Debtor more particularly described on Exhibit "A" hereto, and all future additions to, replacements of, substitutions for and all proceeds and products thereof (the "Collateral"). This Agreement is intended for security only, and is to secure obligations of the Debtor owing to the Secured Party as herein described. It is specifically understood that the Secured Party does not hereby assume any of the obligations of the Debtor in connection with the Collateral.

                  2. INDEBTEDNESS. This Agreement is given to secure:

                  (a) Payment of a promissory note (the "Note") executed by Debtor and PalWeb Corporation, to the Secured Party in the principal sum of Two Hundred Fifty Thousand Dollars ($250,000.00), payable as to principal and interest as provided therein;

                  (b) All renewals, consolidations, extensions and substitutions for the Note;

                  (c) All liabilities of Debtor to Secured Party of every kind or description, including (i) future advances,
                           (ii) both direct and indirect liabilities, (iii) liabilities due or to become due and whether absolute or contingent, and (iv) all liabilities now existing or hereafter arising and however evidenced; and

                  (d) Payment of all expenditures by the Secured Party for taxes, insurance and maintenance of the Collateral and all costs and expenses incurred by the Secured Party in the collection and enforcement of the obligations due the Secured Party by the Debtor, including all of the Secured Party's attorney's fees.

                  3. OTHER ENCUMBRANCES. The Debtor is the owner of the Collateral, subject to a prior security interest granted therein in favor of Hildalgo Trading Company, L.C. ("Hildalgo") under that certain Security Agreement dated July 27, 2000. The Debtor and Secured Party hereby acknowledge and agree that the security interest in the Collateral granted herein to the Secured Party is and shall be subject,

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junior and inferior to the security interest of Hildalgo and, irrespective of whether the security interest of Hildalgo is or becomes unperfected under applicable law, Secured Party hereby agrees that the security interest granted herein shall be at all times subordinate to the security interest of Hildalgo. Except for the security interest of Hildalgo and the security interest granted hereby, the Debtor will not further encumber the Collateral without the prior written consent of the Secured Party.

                  4. DEBTOR'S AGREEMENTS. The Debtor expressly warrants and covenants as follows:


                           4.1 FINANCING STATEMENTS. The Debtor will join with
                  the Secured Party in executing one or more financing statements, if applicable, in form satisfactory to the Secured Party, and the Debtor will perform all further acts necessary to perfect a security interest in the Collateral in favor of the Secured Party.

                           4.2 INSURANCE. The Debtor will purchase or cause to
                  be purchased, and continuously maintain or cause to be maintained with companies acceptable to the Secured Party, policies of insurance covering the Collateral, covering loss or damage to the Collateral. All such insurance policies will be written for the benefit of the Debtor and the Secured Party as their interests may appear, and such policies or certificates evidencing the same will be furnished to the Secured Party. All policies of insurance will provide at least ten (10) days prior written notice of cancellation to the Secured Party.

                           4.3 TAXES. Debtor shall promptly pay any and all
                  taxes, assessments and license fees with respect to the Collateral or the use of the collateral.

                           4.4 REIMBURSEMENT FOR EXPENSES. At the option of the
                  Secured Party, the Secured Party may discharge taxes, liens, security interest of other encumbrances affecting the Collateral, and may pay for the maintenance and preservation thereof, and for insurance covering the Collateral, and may pay all costs incurred in performing the obligations owing by the Debtor to the Secured Party. The Debtor agrees to reimburse the Secured Party on demand for any payments so made, and until such reimbursement, the amount of any such payment, with interest at the rate after maturity specified in the Note, accrued from the date of payment until reimbursement, will be added to the indebtedness owed by the Debtor and will be secured by this Agreement.

                           4.5 CHANGE OF LOCATION OF COLLATERAL. Except as
                  otherwise provided herein, the Collateral shall at all times be kept at 1607 West Commerce, Dallas Texas. The Debtor will immediately notify the Secured Party in writing of any change in the Debtor's principal place of business, or in the location of the Collateral from that stated in this paragraph.

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                  5. DEFAULT. The Debtor will be in default under this Agreement on the happening of any of the following events or conditions:

                  (a) Default in the payment or performance of any obligation, covenant or liability contained in the Note or this Agreement.

                  (b) Any warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Debtor proves to have been false in any material respect when made;

                  (c) Sale, loss or additional encumbrance of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;

                  (d) The default on the obligation to any first security interest holder as to any of the Collateral;

                  (e) Insolvency or business failure of the Debtor, appointment of a receiver for the Debtor or the Collateral, assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Debtor; or

                  (f) The default by PalWeb Corporation, on that certain Security Agreement to the Secured Party executed on this date.

                  6. REMEDIES. Upon the occurrence of any event of default the Secured Party, at the Secured Party's option, may declare all obligations secured hereby immediately due and payable, and may proceed to selectively and successively enforce and exercise any and all rights and remedies which Secured Party may have under this Agreement, any other applicable agreement or applicable law, including, without limitation: (i) commencing one or more actions against Debtor and reducing the claims of Secured Party against Debtor to judgment, (ii) foreclosure or other enforcement of Secured Party's security interest in the Collateral, or any portion thereof, or other enforcement of Secured Party's rights and remedies in respect of and to recover upon the Collateral, through judicial action or otherwise, including all available remedies under the applicable provisions of the Uniform Commercial Code, (iii) payment or discharge of any claim or lien, prior or subordinate, in respect of or affecting the Collateral; and (iv) sell, lease or otherwise dispose of the Collateral at private or public sale, in which event Secured Party will give Debtor reasonable notice of the time and place of any public sale or other disposition thereof or the time after which any private sale or other disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is given to Debtor at least ten (10) days before the time of any such sale or disposition. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at

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any time or place to which the same may be so adjourned. Secured Party shall be entitled to recover from Debtor an amount equal to all costs, expenses and attorney's fees incurred by Secured Party in connection with the exercise of the rights contained or referred to herein, together with interest on such sums at the rate applicable to the Note from time to time.

                  7. WAIVER OF DEFAULT. Secured Party may, by an instrument in writing signed by Secured Party, waive any event of default which shall have occurred and any of the consequences thereof and, in such event, Secured Party and Debtor shall be restored to their respective former positions, rights and obligations. Any event of default so waived shall, for all purposes of this Agreement, be deemed to have been cured and not to be continuing, but no such waiver shall extend to any subsequent or other default or impair any consequence thereof.

                  8. MISCELLANEOUS. The provisions of this Agreement are severable, and the invalidity of any part or application hereof will not affect any other provision or application hereof. No indulgence or waiver hereunder by the Secured Party will be construed to affect any other default hereunder, or preclude the Secured Party from asserting any right or remedy with respect to a later default. The Secured Party's remedies hereunder are cumulative and not alternative, the exercise of one remedy will not preclude the Secured Party from exercising another for the same default. The terms of this Agreement will be binding on the successors and permitted assigns of the parties hereto. The laws of the State of Oklahoma will govern the construction and validity of this Agreement and the rights and duties of the parties hereunder.

                  EXECUTED AND DELIVERED the date first above written.

"DEBTOR"                              PLASTIC PALLET PRODUCTION, INC.


                             By:       /s/ Paul A. Kruger
                                      -----------------------------------------
                                      Paul A. Kruger, President


"SECURED PARTY"                       YORKTOWN MANAGEMENT AND FINANCIAL
                                      SERVICES, L.L.C.


                             By:       /s/ Warren Kruger
                                      -----------------------------------------
                                      Warren Kruger, Manager


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                                           EXHIBIT "A"
                                   (Description of Collateral)

                  All accounts, chattel paper, documents, instruments, inventory (as such terms are defined in Article 9 of the UCC) of the Debtor, now existing or hereafter acquired; All equipment (as such term is defined in Article 9 of the UCC) of the Debtor, now existing or hereafter acquired and wherever located, including, without implied limitation, all prototype injection molding equipment, molds, chillers and extruders; All general intangibles (as such term is defined in Article 9 of the UCC) of the Debtor, of every kind and nature, whether now owned or existing or hereafter arising or acquired, including, without implied limitation, all books, records, computer programs, source codes, computer tapes, computer cards, computer disks, permits, know-how, technologies, trade secrets, designs, drawings, processes, claims (including, without limitation, claims for income tax and other refunds), causes of action, choses in action, judgments, goodwill, patents, copyrights, brand names, trademarks, tradenames, service names, service marks, logos, licensing agreements and other intellectual property, franchises, royalty payments, settlements, partnership interests (whether general, limited or special), interests in joint ventures, contracts, contract rights and monies due under any contract or agreement; All future additions to, replacements of, substitutions for and proceeds and products of any of the foregoing items.

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